FOR IMMEDIATE RELEASE

Workiva Announces First Quarter 2017 Financial Results
Q1 Revenue of $51.9 million, Up 16.5% from Q1 of 2016
Q1 Subscription and Support Revenue of $39.5 million, Up 17.7% from Q1 of 2016

AMES, Iowa - May 4, 2017 -- Workiva Inc. (NYSE: WK), a leading provider of solutions for enterprise productivity, today announced financial results for its first quarter ended March 31, 2017.

“We posted strong results in the first quarter, highlighted by 16.5% revenue growth over the same quarter last year,” said Matt Rizai, Chairman and Chief Executive Officer of Workiva. “We outperformed our guidance for quarterly revenue, operating loss and loss per share.”
“We continue to invest in technology and talent to execute our platform strategy,” said Rizai. “We also continue to sign more partners. Our consulting and accounting partners will offer our customers more services and capabilities. Our technology partners will enable data and process integrations to further streamline critical business functions as we capitalize on growing Wdesk demand for broader-based, enterprise-wide opportunities.”

First Quarter 2017 Financial Highlights

•
Revenue: Total revenue for the quarter ended March 31, 2017 was $51.9 million, an increase of 16.5% from $44.6 million in the first quarter of 2016. Subscription and support revenue was $39.5 million, an increase of 17.7% versus results in the first quarter of 2016. Professional services revenue was $12.4 million, an increase of 12.7% compared to the same quarter in the prior year.

•
Gross Profit: GAAP gross profit for the quarter ended March 31, 2017 was $37.7 million compared with $31.4 million in the same quarter of the prior year. GAAP gross margin was 72.6% in the first quarter of 2017 versus 70.6% in the first quarter of 2016. Non-GAAP gross profit for the quarter ended March 31, 2017 was $37.9 million, an increase of 19.7% compared with the prior year's first quarter, and non-GAAP gross margin was 73.1% compared to 71.1% in the first quarter of 2016.

•
Loss from Operations: GAAP loss from operations for the quarter ended March 31, 2017 was $6.0 million compared with a loss of $12.1 million in the prior year's first quarter. Non-GAAP loss from operations for the quarter ended March 31, 2017 was $1.8 million, compared with non-GAAP loss from operations of $8.7 million in the first quarter of 2016. Non-GAAP loss from operations as a percentage of revenue improved 1,600 basis points for the quarter ended March 31, 2017 compared to the first quarter of 2016.

•
Net Loss: GAAP net loss for the quarter ended March 31, 2017 was $5.8 million compared with a net loss of $12.0 million for the prior year's first quarter. GAAP net loss per basic and diluted share for the quarter ended March 31, 2017 was $0.14, based on 41.1 million weighted-average shares outstanding, compared with a net loss per basic and diluted share of $0.30, based on 40.5 million weighted-average shares outstanding in the first quarter of 2016.

•
Non-GAAP net loss for the quarter ended March 31, 2017 was $1.7 million compared with a net loss of $8.7 million in the prior year's first quarter. Non-GAAP net loss per basic and diluted share for the quarter ended March 31, 2017 was $0.04, based on 41.1 million weighted-average shares outstanding, compared with a net loss per basic and diluted share of $0.21, based on 40.5 million weighted-average shares outstanding in the first quarter of 2016.

Operating Metrics

•	Customers: Workiva had 2,825 customers as of March 31, 2017, a net increase of 268 customers from March 31, 2016.

•
Revenue Retention Rate: As of March 31, 2017, Workiva's revenue retention rate (excluding add-on revenue) was 95.1%, and the revenue retention rate including add-on revenue was 106.6%. Add-on revenue includes the change in both seats purchased and seat pricing for existing customers.

Financial Outlook
As of May 4, 2017, Workiva is providing guidance for its second quarter 2017 and full year 2017 as follows:

Second Quarter 2017 Guidance:

•	Total revenue is expected to be in the range of $48.1 million to $48.6 million.

•	GAAP loss from operations is expected to be in the range of $12.5 million to $13.0 million.

•	Non-GAAP loss from operations is expected to be in the range of $8.0 million to $8.5 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $0.31 to $0.32.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.20 to $0.21.

•	Net loss per basic and diluted share is based on 41.3 million weighted-average shares outstanding.

Full Year 2017 Guidance:

•	Total revenue is expected to be in the range of $204.0 million to $206.0 million.

•	GAAP loss from operations is expected to be in the range of $44.0 million to $46.0 million.

•	Non-GAAP loss from operations is expected to be in the range of $26.0 million to $28.0 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $1.08 to $1.13.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.64 to $0.69.

•	Net loss per basic and diluted share is based on 41.4 million weighted-average shares outstanding.

Quarterly Conference Call
Workiva will host a conference call today at 5:00 p.m. ET to review the Company’s financial results for the first quarter 2017, in addition to discussing the Company’s outlook for the second quarter and full year 2017. To access this call, dial 877-201-0168 (domestic) or 647-788-4901 (international). The conference ID is 91262090. A live webcast of the conference call will be accessible in the “Investor Relations” section of Workiva’s website at www.workiva.com. A replay of this conference call can also be accessed through May 11, 2017 at 800-585-8367 (domestic) or 416-621-4642 (international). The replay pass code is 91262090. An archived webcast of this conference call will also be available an hour after the completion of the call in the “Investor Relations” section of the Company’s website at www.workiva.com.

About Workiva
Workiva (NYSE:WK) delivers Wdesk, an intuitive cloud platform that modernizes how people work within thousands of organizations, including over 70 percent of the FORTUNE 500®. Wdesk is built upon a data management engine, offering controlled collaboration, data integration, granular permissions and a full audit trail. Wdesk helps mitigate risk, improves productivity and gives users confidence in their data-driven decisions. Workiva employs more than 1,200 people with offices in 16 cities. The company is headquartered in Ames, Iowa. For more information, visit workiva.com.

Claim not confirmed by FORTUNE or Time Inc. FORTUNE 500 is a registered trademark of Time Inc. and is used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, Workiva Inc.

Non-GAAP Financial Measures
The non-GAAP adjustments referenced herein relate to the exclusion of stock-based compensation. A reconciliation of GAAP to non-GAAP historical financial measures has been provided in Table I at the end of this press release. A reconciliation of GAAP to non-GAAP guidance has been provided in Table II at the end of this press release.

Workiva believes that the use of non-GAAP gross profit and gross margin, non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP loss from operations is calculated by excluding stock-based compensation expense from loss from operations. Non-GAAP net loss is calculated by excluding stock-based compensation expense, net of tax, from net loss. Non-GAAP net loss per share is calculated by dividing non-GAAP net loss by the weighted- average shares outstanding as presented in the calculation of GAAP net loss per share. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Workiva believes that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between its operating results from period to period. Workiva’s management uses these non-GAAP financial measures as tools for financial and operational decision making and for evaluating Workiva’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Workiva’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Workiva’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Workiva’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Workiva’s business.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-

looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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Investor Contact:	Media Contact:
Adam Rogers	Kevin McCarthy
Workiva Inc.	Workiva Inc.
investor@workiva.com	press@workiva.com
(515) 663-4493	(515) 663-4471

WORKIVA INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share amounts)

	Three months ended March 31,
	2017	2016
	(unaudited)
Revenue
Subscription and support	$39,540	$33,585
Professional services	12,364	10,966
Total revenue	51,904	44,551
Cost of revenue
Subscription and support (1)	7,637	6,918
Professional services (1)	6,581	6,188
Total cost of revenue	14,218	13,106
Gross profit	37,686	31,445
Operating expenses
Research and development (1)	15,536	14,516
Sales and marketing (1)	18,713	20,088
General and administrative (1)	9,421	8,953
Total operating expenses	43,670	43,557
Loss from operations	(5,984)	(12,112)
Interest expense	(455)	(490)
Other income, net	612	576
Loss before provision for income taxes	(5,827)	(12,026)
Provision for income taxes	9	19
Net loss	$(5,836)	$(12,045)
Net loss per common share:
Basic and diluted	$(0.14)	$(0.30)
Weighted-average common shares outstanding - basic and diluted	41,108,611	40,451,668

(1) Includes stock-based compensation expense as follows:

	Three months ended March 31,
	2017	2016
	(unaudited)
Cost of revenue
Subscription and support	$140	$118
Professional services	100	122
Operating expenses
Research and development	493	584
Sales and marketing	659	455
General and administrative	2,747	2,111

WORKIVA INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	March 31, 2017	December 31, 2016
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$52,204	$51,281
Marketable securities	12,498	11,435
Accounts receivable, net	19,580	22,535
Deferred commissions	1,867	1,864
Other receivables	705	1,545
Prepaid expenses	8,580	9,382
Total current assets	95,434	98,042
Property and equipment, net	41,949	42,590
Intangible assets, net	1,021	1,012
Other assets	1,418	1,499
Total assets	$139,822	$143,143
Liabilities and Stockholders’ Deficit
Current liabilities
Accounts payable	$1,867	$849
Accrued expenses and other current liabilities	14,898	20,695
Deferred revenue	79,087	76,016
Deferred government grant obligation	832	1,022
Current portion of capital lease and financing obligations	1,258	1,285
Current portion of long-term debt	20	20
Total current liabilities	97,962	99,887
Deferred revenue	22,573	21,485
Deferred government grant obligation	653	1,000
Other long-term liabilities	4,092	4,100
Capital lease and financing obligations	19,473	19,743
Long-term debt	53	53
Total liabilities	144,806	146,268
Stockholders’ deficit
Common stock	41	41
Additional paid-in-capital	221,463	217,454
Accumulated deficit	(226,747)	(220,911)
Accumulated other comprehensive income	259	291
Total stockholders’ deficit	(4,984)	(3,125)
Total liabilities and stockholders’ deficit	$139,822	$143,143

WORKIVA INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three months ended March 31,
	2017	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(5,836)	$(12,045)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	891	997
Stock-based compensation expense	4,139	3,390
Provision for doubtful accounts	286	122
Realized gain on sale of available-for-sale securities, net	—	(2)
Amortization of premiums and discounts on marketable securities, net	31	39
Recognition of deferred government grant obligation	(538)	(433)
Changes in assets and liabilities:
Accounts receivable	2,686	(881)
Deferred commissions	(2)	(12)
Other receivables	840	(224)
Prepaid expenses	804	(186)
Other assets	(23)	(63)
Accounts payable	1,017	(696)
Deferred revenue	4,096	(3,215)
Accrued expenses and other liabilities	(5,811)	(5,869)
Net cash provided by (used in) operating activities	2,580	(19,078)
Cash flows from investing activities
Purchase of property and equipment	(121)	(412)
Purchase of marketable securities	(4,091)	—
Maturities of marketable securities	3,001	—
Sale of marketable securities	—	4,793
Purchase of intangible assets	(31)	(55)
Net cash (used in) provided by investing activities	(1,242)	4,326
Cash flows from financing activities
Proceeds from option exercises	806	284
Taxes paid related to net share settlements of stock-based compensation awards	(936)	(761)
Principal payments on capital lease and financing obligations	(297)	(432)
Proceeds from government grants	—	183
Net cash used in financing activities	(427)	(726)
Effect of foreign exchange rates on cash	12	(46)
Net increase (decrease) in cash and cash equivalents	923	(15,524)
Cash and cash equivalents at beginning of period	51,281	58,750
Cash and cash equivalents at end of period	$52,204	$43,226

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share)

	Three months ended March 31,
	2017	2016
Gross profit, subscription and support	$31,903	$26,667
Add back: Stock-based compensation	140	118
Gross profit, subscription and support, non-GAAP	$32,043	$26,785
As a percentage of subscription and support revenue, non-GAAP	81.0%	79.8%

Gross profit, professional services	$5,783	$4,778
Add back: Stock-based compensation	100	122
Gross profit, professional services, non-GAAP	$5,883	$4,900
As a percentage of professional services revenue, non-GAAP	47.6%	44.7%

Gross profit, as reported	$37,686	$31,445
Add back: Stock-based compensation	240	240
Gross profit, non-GAAP	$37,926	$31,685
As percentage of revenue, non-GAAP	73.1%	71.1%

Research and development, as reported	$15,536	$14,516
Less: Stock-based compensation	493	584
Research and development, non-GAAP	$15,043	$13,932
As percentage of revenue, non-GAAP	29.0%	31.3%

Sales and marketing, as reported	$18,713	$20,088
Less: Stock-based compensation	659	455
Sales and marketing, non-GAAP	$18,054	$19,633
As percentage of revenue, non-GAAP	34.8%	44.1%

General and administrative, as reported	$9,421	$8,953
Less: Stock-based compensation	2,747	2,111
General and administrative, non-GAAP	$6,674	$6,842
As percentage of revenue, non-GAAP	12.9%	15.4%

Loss from operations	$(5,984)	$(12,112)
Add back: Stock-based compensation	4,139	3,390
Loss from operations, non-GAAP	$(1,845)	$(8,722)
As percentage of revenue, non-GAAP	(3.6)%	(19.6)%

Net loss	$(5,836)	$(12,045)
Add back: Stock-based compensation	4,139	3,390
Net loss, non-GAAP	$(1,697)	$(8,655)
As percentage of revenue, non-GAAP	(3.3)%	(19.4)%

Net loss per basic and diluted share:	$(0.14)	$(0.30)
Add back: Stock-based compensation	0.10	0.09
Net loss per basic and diluted share, non-GAAP	$(0.04)	$(0.21)
Weighted-average common shares outstanding - basic and diluted, non-GAAP	41,108,611	40,451,668

TABLE II WORKIVA INC. RECONCILIATION OF NON-GAAP GUIDANCE (in thousands, except share and per share data)

	Three months ending June 30, 2017			Year ending December 31, 2017

Loss from operations, GAAP range	$(12,500)	-	$(13,000)	$(44,000)	-	$(46,000)
Add back: Stock-based compensation	4,500		4,500	18,000		18,000
Loss from operations, non-GAAP range	$(8,000)	-	$(8,500)	$(26,000)	-	$(28,000)

Net loss per share, GAAP range	$(0.31)	-	$(0.32)	$(1.08)	-	$(1.13)
Add back: Stock-based compensation	0.11		0.11	0.44		0.44
Net loss per share, non-GAAP range	$(0.20)	-	$(0.21)	$(0.64)	-	$(0.69)

Weighted-average common shares outstanding - basic and diluted	41,300,000		41,300,000	41,400,000		41,400,000